UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                   FORM 8-K/A
                                 Amendment No. 1

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 2, 2003

                        WIRELESS AGE COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

Nevada                                      001-313338       98-0336674
State or other jurisdiction of              (Commission      (IRS Employer
Incorporation or organization               File No.)        Identification No.)

765 15th Sideroad, King City, Ontario, Canada,               L7B 1K5
(Address of principal executive offices)                     (Zip Code)

                                 (905) 773-3529
              (Registrant's telephone number, including area code)

         1150 Rose Street, Regina, Saskatchewan, Canada          S49 1Z6
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

|_| Written communication pursuant to Rule 425 under the Securities Ac (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|   Pre-commencement   communication  pursuant  to  Rule  14d-2(b)  under  the
      Exchange Act (17 CFR 240.14d-2(b))

|_|   Pre-commencement   communication  pursuant  to  Rule  13e-4(c)  under  the
      Exchange Act (17 CFR 240. 13e-4(c))

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                                TABLE OF CONTENTS

Item 2.01 Completion of Acquisition or Disposition of Assets.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

SIGNATURE

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 2, 2003, the Registrant filed Form 8-K describing its acquisition of Prime Wireless Corporation ("PWireless"). The Registrant herby amends such Form 8-K to provide audited financial statements and pro-forma financial information with respect to the acquisition of PWireless.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Financial Statements of Businesses Acquired.

            99.1 Financial statements of Prime Wireless Corporation

            99.2 Pro Forma Financial information regarding Prime Wireless
                 Corporation


      (b) Exhibits

            23.1 Consent of Auditors.

                            [Signature Page Follows]


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 24, 2005

                                            WIRELESS AGE COMMUNICATIONS, INC.


                                            By:/s/ Gary N. Hokkanen
                                               ---------------------------------
                                               Name:  Gary N. Hokkanen
                                               Title: Chief Financial Officer


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